EXHIBIT 10.2

C&F FINANCIAL CORPORATION

FORM OF

INCENTIVE STOCK OPTION AGREEMENT

In accordance with the 2004 Incentive Stock Plan (the “Plan”) of C&F FINANCIAL CORPORATION, a Virginia corporation (the “Company”), the Company hereby grants to

_________________________

(the “Employee”) the right and option to purchase, upon the terms and conditions hereinafter set forth, all or any part of a total of              shares of the Company’s Common Stock at the purchase price of              per share. This option is granted as of             .

1. Time and Volume Limitations on Exercise of Option.

(a) This option shall terminate and shall not be exercisable in any event after             ; provided, however, that this option may be terminated earlier as provided below. In addition and except as provided in this Agreement, this option shall be immediately exercisable with respect to              shares six months after the date of grant and exercisable as to the remaining              shares on             .

(b) This option shall terminate early upon any of the following events:

(i) Death - This option shall terminate three years after the Employee’s death if the Employee dies while employed by the Company or one of its Subsidiaries.

(ii) Disability - This option shall terminate twelve (12) months after the Employee’s employment with the Company or one of its Subsidiaries terminates on account of the Employee’s disability (within the meaning of Section 37(e)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)).

(iii) Retirement - This option shall terminate three (3) years after the Employee’s retirement under a retirement plan of the Company or one of its Subsidiaries.

(iv) Termination of Employment - (A) This option shall terminate on the date the Employee’s employment with the Company or one of its Subsidiaries (1) is terminated by the Company or one of its Subsidiaries for Cause (as defined below), or (2) is terminated by the Employee for any reason other than death, disability or retirement. (B) This option shall terminate three months after the Employee’s employment with the Company or one of its Subsidiaries is terminated by the Company or Subsidiary for reasons other than for Cause.

(c) For purposes hereof, “Cause” means continued neglect of duties and obligations, willful or material misconduct in connection with the performance of the Employee’s duties and obligations, repeated failure substantially to perform assigned duties appropriate for the Employee’s position, and any other conduct of the Employee involving moral turpitude, commission of a crime, engaging in Competition (as defined below) or Unauthorized Disclosure of Confidential Information (as defined below), habitual drunkenness or drug abuse, or any illegal act or intentional act evidencing bad faith by the Employee toward the Company or one of its Subsidiaries that would make retention of the Employee in his position with the Company or Subsidiary prejudicial to its best interests.

2. Conditions of Exercise of Option During Employee’s Lifetime. During the Employee’s lifetime, this option may be exercised only by him; provided, however, that if this option remains exercisable after the Employee’s termination of employment with the Company or any of its Subsidiaries (whether voluntary or involuntary), the Employee shall be entitled to exercise this option only to the extent it was exercisable by him at the date of such termination of employment. Notwithstanding the foregoing, the Company reserves the right to terminate and declare forfeited any unexercised options held by the Employee in the event that during the period this option remains exercisable following termination of his employment for any reason, whether such termination was voluntary or involuntary, the Employee engages in Competition (as defined below) or the Unauthorized Disclosure of Confidential Information (as defined below). In no event may this option be exercised after the expiration date specified in paragraph 1 of this Agreement.

3. Option Nontransferable during Employee’s Lifetime; Conditions of Exercise After Employee’s Death. This option shall not be transferable by the Employee other than by his will or by the laws of descent and distribution. If the employment of the Employee terminates by death while in the employ of the Company or a Subsidiary, then this option may be exercised at any time following the Employee’s date of death and prior to its termination, to the extent that the Employee was entitled to exercise this option on the date of his termination from employment by reason of death, by the person or persons to whom the Employee’s rights under this option shall pass by will or by the laws of descent and distribution. In no event may this option be exercised after the expiration date specified in paragraph 1 of this Agreement.

4. Method of and Effective Date of Exercising Option. This option may be exercised from time to time on any business day upon delivery to the Company of a Notice of Exercise in the form attached to this agreement and payment in full of the option purchase price as described below. No person shall acquire any rights or privileges of a stockholder of the Company with respect to any shares issuable upon such exercise until the effective date of such exercise.

(a) Immediate Payment - The option purchase price may be paid (i) in cash or (2) if permitted in the sole discretion of the Board of Directors or a committee thereof and if payment of the option purchase price, in whole or in part, in shares of Common Stock of the Company is permitted under applicable state and federal law, in shares of Common Stock of the Company which either have been held for more than six months or were not acquired in a compensatory transaction with a date of grant after June 30, 2000, or (3) in a combination of cash and, if so permitted, such Common Stock.

(b) Deferred Payment - If permitted in the sole discretion of the Board of Directors or a committee thereof, the Employee may elect to pay the option purchase price in installments as follows in which case the shares issued upon exercise shall be pledged to the Company in negotiable form as collateral security for the payment of the unpaid purchase price and interest:

(i) Payment on the date of exercise of 5% of the exercise price; and

(ii) Delivery to the Company of a promissory note for the remaining 95% of the exercise price, which promissory note will bear interest at the rate of 9% per annum (or at such higher rate as may be necessary to avoid imputed interest under Section 483 of the Internal Revenue Code) and which will be payable in 60 equal monthly, or 260 equal weekly, installments of principal and accrued interest, provided, however, that the Company shall have the right to call any and all remaining installments at any time at or after six (6) months from the date of exercise.

5. Forfeiture of Common Stock Acquired on Exercise in the Event of Competition or Unauthorized Disclosure of Confidential Information during Restricted Period after Exercise.

(a) Notwithstanding any other provision hereof, in the event that during the six (6) month period (the “Restricted Period”) after the date of the Employee’s acquisition of any Common Stock pursuant to or attributable to the exercise of this option, such Common Stock shall be forfeited to the Company in the event (i) the Employee’s employment with the Company or any of its Subsidiaries is terminated for Cause (as defined in paragraph 1(c) of this Agreement) or (ii) the Employee engages in Competition (as defined below) or the Unauthorized Disclosure of Confidential Information (as defined below).

(b) During the Restricted Period, the Company may retain custody of each certificate representing shares of Common Stock acquired through exercise of this option which may be subject to forfeiture.

(c) In addition to any legends placed on certificates pursuant to provisions of the Plan, each certificate representing shares of Common Stock acquired through exercise of this option which may be subject to forfeiture shall bear the following legend (subject to such modification as the Board of Directors of the Company, or a committee thereof, deems appropriate):

The shares of stock represented by this certificate are subject to forfeiture as set forth in an Incentive Stock Option Agreement granted on                      to                              under the 2004 Incentive Stock Plan of C&F Financial Corporation. A copy of the Incentive Stock Option Agreement may be obtained from the Secretary of C&F Financial Corporation.

Once shares cease to be subject to this forfeiture provision, the Employee or other holder thereof shall be entitled to have the legend required hereby removed from his stock certificate.

6. Definitions of Competition and Unauthorized Disclosure of Confidential Information. For purposes hereof:

(a) “Competition” means engaging by the Employee, without the written consent of the Board of Directors of the Company, or a committee thereof, or a person authorized thereby, in an activity as an officer, a director, an employee, a partner, a more than one percent shareholder or other owner, an agent, a consultant, an independent contractor, or any other individual or representative capacity (unless the Employee’s duties, responsibilities and activities, including supervisory activities, for or on behalf of such activity, are not related in any way to such “competitive activity”) if it involves:

(i) engaging in, or entering into services or providing advice pertaining to, any banking, lending, other financial activity or other business activity that the Company or any of its Subsidiaries actively engages in within fifty (50) miles of any branch or office of, or in any service area in which such activity is conducted by, the Company or any of its Subsidiaries, or

(ii) soliciting or contacting, either directly or indirectly, any of the customers of the Company or any of its Subsidiaries for the purpose of competing with the products or services provided by the Company or any of its Subsidiaries, or

(iii) employing or soliciting for employment any employees of the Company or any of its Subsidiaries.

(b) “Unauthorized Disclosure of Confidential Information” means the disclosure by the Employee, without the written consent of the Board of Directors of the Company, or a committee thereof, or a person authorized thereby, to any person other than as required by law or court order, or other than to an authorized employee of the Company or any Subsidiary, or to a person to whom disclosure is necessary or appropriate in connection with the performance by the Employee of his duties as an employee of, or in any other capacity for, the Company or any Subsidiary (including, but not limited to, disclosure to the Company’s or any Subsidiary’s outside counsel, accountants or bankers of financial data properly requested by such persons and approved by an authorized officer of the Company), any confidential information of the Company or any of its Subsidiaries with respect to any of the marketing or advertising, customers, services, solicitation techniques or methods, business plans and financial statements, reports and projections, or any other confidential information relating to or dealing with the business operations or activities of the Company or any of its Subsidiaries; provided, however, that:

(i) confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Employee) or any information of a type not otherwise considered confidential by persons engaged in the same activity or an activity similar to that conducted by the Company or any of its Subsidiaries; and

(ii) the Employee shall be allowed to disclose confidential information to the Employee’s attorney solely for the purpose of ascertaining whether such information is confidential within the intent of this Agreement, but only so long as the Employee both discloses to the Employee’s attorney the provisions of this paragraph and agrees not to waive the attorney-client privilege with respect thereto.

(c) All determinations regarding Competition or Unauthorized Disclosure of Confidential Information under this Agreement shall be made by the Board of Directors of the Company, or a committee thereof, in its discretion.

7. Reasonable of Restrictions.

(a) The Employee has carefully read and considered the provisions of paragraphs 1, 2, and 5 of this Agreement and, having done so, agrees that the restrictions set forth in such paragraphs are fair and reasonable and are reasonably required for the protection of the Company’s and its Subsidiaries’ legitimate business interests. The Employee further agrees that such restrictions are not unduly or unreasonably burdensome upon him and upon his ability to earn a livelihood and he acknowledges that such restrictions do not violate and are not in contradiction of any public policy.

(b) Notwithstanding the foregoing, in the event that any of the restrictions of paragraphs 1, 2, or 5 of this Agreement shall be held to be invalid or unenforceable, the remaining provisions thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included therein. In addition, in the event that any such restrictions that are held to be invalid or unenforceable, then the court so holding shall reduce such restriction, or effect any other change, to the extent necessary to render such restriction enforceable so as to provide Company and its Subsidiaries the maximum protection allowed by law, and the Employee hereby agrees to such reduction or other change.

8. Capital Adjustments. The number of shares of Common Stock covered by this option, and the option price thereof, will be subject to an appropriate and equitable adjustment, as determined by the Board of Directors or a committee thereof, to reflect any stock dividend, stock split or share combination, and will be subject to such adjustment as the Board of Directors or a committee thereof may deem appropriate to reflect any exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company.

9. Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event of a “Change in Control” of the Company as defined in the Plan, all shares subject to the Option which are not then exercisable shall become fully exercisable. In addition, the provisions regarding forfeiture due to Competition contained in paragraphs 1, 2 and 5 of this Agreement shall automatically lapse if the Employee is an employee of the Company or any of its Subsidiaries on the date the Change in Control occurs.

10. Prohibition Against Pledge, Attachment, etc. Except as otherwise herein provided, this option and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

11. Provisions of the Plan Control. This option is subject to the terms and conditions of the Plan under which it is granted, a copy of which may be examined by the Employee at the office of the Company. The Plan empowers the Board of Directors of the Company, or a committee thereof, to make interpretations, rules and regulations thereunder, and in general provides that determinations of the Board or such committee with respect to the Plan shall be binding upon all optionees.

12. Withholding Taxes. The Company, or one of its subsidiaries, shall have the right to withhold any federal, state or local taxes required to be withheld by law with respect to the exercise of the option. The Employee will be required to pay the Company, as appropriate, the amount of any such taxes which the Company, or one of its subsidiaries, is required to withhold. The Employee is authorized to deliver shares of the Company’s Common Stock in satisfaction of minimum statutorily required tax withholding obligations (whether or not such shares have been held for more than six months and including shares to be acquired as a result of the exercise of the option).

13. Incentive Stock Option. The option granted hereby is intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code, and the provisions hereof shall be construed consistent with that intent.

14. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and the legal representative of the Employee.

15. Severability. If any provision of this Agreement should for any reason be declared invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this option to be executed on its behalf by its duly authorized officer whose name appears below.

C&F FINANCIAL CORPORATION

By
President and Chief
Executive Officer

The undersigned Employee hereby accepts the foregoing option and agrees to the terms and conditions thereof this              day of                 , 20    .

Employee

C&F FINANCIAL CORPORATION

NOTICE OF EXERCISE

I                                          (Name) hereby exercise the option granted to me on                      (Date of Option) and elect to purchase                      (Number) shares of the Common Stock of C&F Financial Corporation (the “Company”) at the option price of $             per share.

This Notice of Exercise is accompanied by [    ] (1) a check in the amount of $             and/or [    ] (2) if permitted by the Board of Directors or a committee thereof,              shares of the Company’s Common Stock which either have been held for more than six months or were not acquired in a compensatory transaction with an award date after June 30, 2000 and/or [    ] (3) if permitted by the Board of Directors or a committee thereof, (a) payment on the date of exercise of 5% of the total exercise price in the above indicated manner and (b) delivery to the Company of a promissory note for the remaining 95% of the total exercise price, which promissory note will bear interest at the rate of 9% per annum (or at such higher rate as may be necessary to avoid imputed interest under Section 483 of the Internal Revenue Code) and which will be payable in 60 equal monthly, or 260 equal weekly, installments of principal and accrued interest, with a call at any time after six (6) months, having an aggregate value of the amount of the above total exercise price, in payment of the total exercise price for the shares.

I agree to provide the Company with such other documents and representations as it deems appropriate in order for me to exercise this option.

My Social Security Number (SSN) and my current address are as follows:

SSN:

Address:

Date:
«name»